VALIC COMPANY II
Supplement to the Prospectus dated January 1, 2010
With respect to the Fund Fact Sheet of the Money Market II Fund, the “Investment Strategy” section is amended to reflect that the Fund may invest in illiquid and restricted securities up to 5% of its net assets (change from the previous limit of 10%).
Date: June 1, 2010

VALIC COMPANY II
Supplement to Statement of Additional Information dated January 1, 2010
Effective May 28, 2010, the following changes will become effective.
In the section titled “Non-Fundamental Investment Restrictions” under the heading “Illiquid Securities” on page 6, the first sentence is amended to reflect that the Money Market II Fund may invest up to 5% of its net assets in illiquid securities (change from the previous limit of 10%). Appendix B is amended to reflect that the Money Market I Fund may only invest up to 5% of its net assets in illiquid securities.
In the section titled “Investment Practices,” the disclosure with respect to “Repurchase Agreements,” is amended to delete the third sentence of the first paragraph and replace it with the following:
For the Money Market II Fund, the underlying security must be a U.S. Government security or cash items.
In the section titled “Investment Practices,” the disclosure with respect to “Repurchase Agreements,” is amended to delete the last sentence of the second paragraph and replace it with the following:
The Funds will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any illiquid assets held by a Fund, exceeds 15% of the value of that Fund’s total assets (5% in the case of Money Market II Fund).
Date: June 1, 2010